UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement

On March 30, 2022, Logiq, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement with Ionic Ventures, LLC (“Ionic”), whereby the Company has the right, but not the obligation, to sell to Ionic, and Ionic is obligated to purchase up to in the aggregate $40,000,000 worth of the Company’s common stock (the “Purchase Shares”), par value $0.0001 per share (“Common Stock”). Sales of Common Stock by the Company under the Purchase Agreement will be subject to certain limitations, and may occur from time to time, at the Company’s sole discretion, over the 24-month period commencing on March 30, 2020 (the “Primary Commencement Date”).

In connection with the execution of the Purchase Agreement, the Company is registering 2,926,000 shares of Common Stock to Ionic in connection with the purchase of $3,000,000 in shares of Common Stock (the “Primary Shares”) in connection with the initial purchase of Common Stock under the Purchase Agreement, which reflects an estimated value equal to the product of (A) the quotient of (y) the purchase amount (i.e., $3,000,000) divided by (z) the Pre-Settlement Regular Purchase Price (defined below), multiplied by (B) 125% (which Ionic may increase at its discretion). The “Pre-Settlement Regular Purchase Price” is equal to 80% of the closing price of the Common Stock on the OTCQX Market on the date immediately preceding the Company’s receipt of a purchase notice under the Purchase Agreement.

The Regular Purchase Price, which is the price at which future shares of Common Stock sold under the Purchase Agreement will be sold at, for the Purchase Shares shall equal 97% of the arithmetic average of the five lowest VWAPs during the period starting on the date that Ionic receives Pre-Settlement Regular Purchase Shares and ending on such date that the aggregate dollar volume of our common stock traded on our Principal Market equals five times the Purchase Amount, in the aggregate, subject to a five Trading Day minimum (provided, however, that each day on which Ionic has requested Purchase Shares which cannot be delivered to Ionic shall be excluded from such calculation). This is a forward pricing mechanism based on an estimate and true up and as of the date of this filing, the Regular Purchase Price has yet to be calculated.

Also in connection with the execution of the Purchase Agreement, the Company issued a Warrant to purchase 631,579 shares of Common Stock (1.5% of the total $40,000,000 commitment amount) to Ionic for no consideration as a commitment fee, and has agreed to register the shares issuable upon exercise of the Warrant. The Warrant may be exercised for cash, but may also be exercised on a cashless exercise basis, which means the Company may not receive any proceeds from such cashless exercise. Under the Warrant, the Company does not have the right to control the timing and amount of any Warrant exercises by Ionic, except that there is a 9.99% ownership limitation blocker in the Warrant. Ionic may ultimately decide to exercise all, some or none of the Warrant.

The Company intends to register the remaining up to $37,000,000 worth of Common Stock under the Purchase Agreement, or any additional Primary Shares that may be issued after the date hereof to Ionic, or any Purchase Shares which may be issuable to Ionic as a “true up” pursuant to the initial purchase described above pursuant to a resale registration statement on Form S-1 to be filed subsequently with the Securities and Exchange Commission (the “SEC”). The Company and Ionic entered into a Registration Rights Agreement (the “RRA”) dated as of March 30, 2022, for such purpose.

Actual sales of Common Stock to Ionic under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, an effective resale registration statement, which is a condition to the commencement of additional sales under the Purchase Agreement (each, a “Secondary Commencement”), market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The Company expects that any net proceeds received by the Company from sales to Ionic under the Purchase Agreement will be used for working capital and general corporate purposes.

The purchase price of the Common Stock purchased by the Ionic under the Purchase Agreement will be derived from prevailing market prices of the Company’s Common Stock immediately preceding the time of sale. The Company will control the timing and amount of future sales, if any, of Common Stock to Ionic. Ionic has no right to require the Company to sell any Common Stock to it, but Ionic is obligated to make purchases as the Company directs, subject to certain conditions.

The Purchase Agreement and the RRA each contains certain representations, warranties, covenants, closing conditions and indemnification and termination provisions by, between and for the benefit of the parties which are customary of transactions of this nature. Ionic may not assign or transfer its rights and obligations under the Purchase Agreement.

The issuance of the Primary Shares and the shares issuable upon exercise of the Warrant have been registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-259851) (the “Registration Statement”), and the related base prospectus included in the Registration Statement dated October 8, 2021, as supplemented by a prospectus supplement to be filed on or about March 31, 2022 (the “Prospectus Supplement”). A copy of the legal opinion of Procopio, Cory, Hargreaves & Savitch LLP as to the legality of the Primary Shares and the legal opinion of Carter Ledyard & Milburn LLP with respect to the legality of the Warrant are filed as Exhibits 5.1 and 5.2, respectively, attached hereto.

The foregoing is a summary description of certain terms of the Purchase Agreement, the RRA and the Warrant and, by its nature, is incomplete. Copies of the Purchase Agreement, RRA and Warrant are filed as Exhibits 10.1, 10.2 and 4.1, respectively, attached hereto. The foregoing descriptions of the Purchase Agreement, the RRA and the Warrant are qualified in their entirety by reference to the full text of such exhibits.

The provisions of the Purchase Agreement including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company’s annual, quarterly and current reports it may file with the SEC.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of the Company’s Common Stock discussed herein, nor shall there be any offer, solicitation or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

4.1	Warrant to Purchase Common Stock, dated March 30, 2022.
5.1	Opinion of Procopio, Cory, Hargreaves & Savitch LLP.
5.2	Opinion of Carter Ledyard & Milburn LLP.
10.1	Purchase Agreement, dated March 30, 2022, by and between Logiq, Inc. and Ionic Ventures, LLC.
10.2	Registration Rights Agreement, dated March 30, 2022, by and between Logiq, Inc. and Ionic Ventures, LLC.
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included in Exhibit 5.1).
23.2	Consent of Carter Ledyard & Milburn LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: March 31, 2022	By:	/s/ Brent Suen
Brent Suen Chief Executive Officer and Executive Chairman